Exhibit 24




                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July 2003.



                                      /s/ D.L. Coit
                                      ------------------------------------
                                      D.L. Coit

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July 2003.




                                             /s/ M.F. Chubb, Jr.
                                             --------------------
                                                M.F. Chubb, Jr.

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July 2003.




                                              /s/ R. C. Hartley
                                              ------------------
                                                 R. C. Hartley

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July 2003.




                                                /s/ F.E. Jeffries
                                                -------------------------
                                                   F.E. Jeffries

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July 2003.




                                                /s/ R.L. Lamb
                                                ---------------------------
                                                      R.L. Lamb

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of July 2003.




                                           /s/ D.R. Laney
                                           ------------------------------
                                                  D.R. Laney

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of July 2003.



                                        /s/ J.S. Leon
                                        -----------------------
                                              J.S. Leon

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July 2003.




                                              /s/ M.W. McKinney
                                              --------------------------
                                                     M.W. McKinney

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of July 2003.



                                       /s/ B.T. Mueller
                                       -----------------------
                                              B.T. Mueller

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company's Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July 2003.




                                                   /s/ M.M. Posner
                                                   -----------------------
                                                          M.M. Posner